UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: January 8, 2007


                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

      Michigan                      000-14800                38-1737300
  (State or other                  (Commission             (IRS Employer
  jurisdiction of                  File Number)          Identification No.)
   incorporation)


             4300 44th Street
          Grand Rapids, Michigan                               49512
 (Address of principal executive office)                     (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 803-2100


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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01    Other Events

On January 8, 2007, X-Rite, Incorporated issued a press release announcing that its Board of Directors voted to suspend the Company's quarterly Common Stock dividend of $0.025 per share, effective immediately. A copy of the news release is attached to this Form 8-K.


Item 9.01    Financial Statements and Exhibits

             Exhibits

                 99.1 -    Press Release dated January 8, 2007.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: January 9, 2007                     X-RITE, INCORPORATED


                                           By: /s/ Mary E. Chowning
                                               ---------------------------------
                                               Mary E. Chowning
                                               Chief Financial Officer